Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments And Contingencies Disclosure [Abstract]
Commitments and contingencies
24.	Commitments and contingencies

(a)	Operating lease commitments

The Group has leased office premises and buildings under non-cancellable operating lease agreements. These leases have different terms and renewal rights. As of December 31, 2021, the future aggregate minimum lease payments under non-cancellable operating leases are as follows:

Year	(In thousands)
2022	1,080
2023	243
2024	21
2025	—
2026	—
Total	1,344

For the years ended December 31, 2020 and 2021, the Group incurred rental expenses under operating leases US$1,687 thousand and US$1,539 thousand, respectively. Upon the adoption of ASC 842 on January 1, 2022, operating lease liabilities are initially recognized based on the present value of future lease payments at lease commencement and the future lease payments under operating leases as of December 31, 2022 are disclosed in Note 18.

(b)	Purchase commitment for purchase of data

As of December 31, 2022, the Group has future minimum purchase commitment related to the purchase of data of US$1,670 thousand, US$213 thousand and US$39 thousand within 2023, 2024 and 2025, respectively.

(c)	Contingencies

In August 2018, two affiliates of SIMO, namely Shenzhen Sibowei’ersi Technology Co., Ltd. and Shenzhen Skyroam Technology Co., Ltd., jointly filed a complaint against Shenzhen uCloudlink Network Technology Co., Ltd. in Guangzhou Intellectual Property Court in the PRC alleging patent infringements and claimed damages up to RMB10.5 million (equivalent to US$1.6 million). The Group has filed an invalidation petition against their alleged patent in Patent Reexamination Board of National Intellectual Property Administration in the PRC. On July 16, 2019, the Patent Reexamination Board of National Intellectual Property Administration issued a reexamination decision which invalidated the plaintiffs’ alleged patent in its entirety with respect to the patent infringement allegation. The first hearing of this lawsuit was held on May 13, 2019. The plaintiffs applied to withdraw the lawsuit, which has been approved on August 14, 2019. In October 2019, Shenzhen Sibowei’ersi Technology Co., Ltd. filed a complaint against the National Intellectual Property Administration in Beijing Intellectual Property Court in PRC petitioning the withdrawal of the foregoing reexamination decision of invalidity and reach of a new reexamination decision. In December 2020, the Beijing Intellectual Property Court entered its judgment which upheld National Intellectual Property Administration’s invalidation decision. Sibowei’ersi Technology Co., Ltd. has appealed against such judgment. On November 2, 2021, the Supreme People’s Court held an online hearing of the case, and the Group is awaiting for the ruling of the second instance as well as the court’s further notice.

The Group believes the aforementioned allegations are without merit and will defend vigorously. The Group considers that the likelihood of an unfavorable outcome is not probable or is unable to estimate the amount or the range of the possible loss. Therefore, no accrual has been recorded by the Group as of December 31, 2022 in respect of these proceedings.